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                     SECURITIES AND EXCHANGE COMMISSION

                          Washington, D. C. 20549

                                  FORM 8-K
                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) November 15, 1999

                       American Express Master Trust
                         (Issuer in respect of the
    5.375%  Class A Accounts Receivable Trust Certificates, Series 1993-1,
    7.60%   Class A Accounts Receivable Trust Certificates, Series 1994-2,
    7.85%   Class A Accounts Receivable Trust Certificates, Series 1994-3,
 Class A Floating Rate Accounts Receivable Trust Certificates, Series 1996-1, Class A Floating Rate Accounts Receivable Trust Certificates, Series 1996-2 and
    5.90%   Class A Accounts Receivable Trust Certificates, Series 1998-1)
--------------------------------------------------------------------------------

             American Express Receivables Financing Corporation
                Co-Originator of the Trust and a Transferor
            ----------------------------------------------------
           (Exact name of registrant as specified in its charter)

                                   33-47812
                                   33-49106
                                   33-67502
                                   33-81634
                                  333-51045
       Delaware                   000-21424              13-3632012
----------------------------      ----------            ------------
(State or other jurisdiction     (Commission           (IRS Employer
    of incorporation)            File Numbers)       Identification No.)

200 Vesey Street, New York, New York                       10285
---------------------------------------                   --------
(Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code     (212) 640-3975
                                                       --------------

                       American Express Centurion Bank
                 Co-Originator of the Trust and a Transferor
             ----------------------------------------------------
            (Exact name of registrant as specified in its charter)

            Utah                  000-21424-01           11-2869526
----------------------------      ------------          ------------
(State or other jurisdiction      (Commission          (IRS Employer
   of incorporation)              File Numbers)      Identification No.)

6985 Union Park Center, Midvale, Utah                      84047
---------------------------------------                   --------
(Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code     (801) 565-5000
                                                       --------------
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Item 5.  Other Events

     Information concerning the American Express Master Trust is contained in the Monthly Servicer's Certificate dated November 5, 1999 for the Distribution Date occurring on November 15, 1999 and the preceding Due Period from September 27, 1999 through October 26, 1999 provided to The
Bank of New York, as Trustee under the Master Pooling and Servicing Agreement, dated as of June 30, 1992, as amended (the "Agreement"), for the American Express Master Trust. Such Monthly Servicer's Certificate is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Information concerning interest distributions made on the Class A Certificates, Series 1996-1, 1996-2 and 1998-1 occurring on November 15, 1999, is contained in the Payment Date Statements provided to the holders of such Class A Certificates. Information concerning interest distributions made on the Class B Certificates, Series 1993-1, 1994-2, 1994-3, 1996-1, 1996-2 and 1998-1 occurring on November 15, 1999, is contained in the Payment Date Statements provided to the holder of such Class B Certificates. Such Payment Date Statements are attached hereto as Exhibits
20.1 and 20.2, respectively, and incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit No.    Description
-----------    -----------

Exhibit 20.1 Payment Date Statements relating to interest distributions on the Class A Certificates, Series 1996-1, 1996-2 and 1998-1, occurring on November 15, 1999.

Exhibit 20.2 Payment Date Statements relating to interest distributions on the Class B Certificates, Series 1993-1, 1994-2, 1994-3, 1996-1, 1996-2 and 1998-1, occurring on November 15, 1999.

Exhibit 99.1 Monthly Servicer's Certificate dated November 5, 1999 for the Distribution Date occurring on November 15, 1999 and the preceding Due Period from September 27, 1999 through October 26, 1999 provided to The Bank of New York, as Trustee under the Agreement for the American Express Master Trust.

                                 SIGNATURES
                                 ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


Dated:  November 15, 1999


                                  AMERICAN EXPRESS MASTER TRUST



                                  AMERICAN EXPRESS RECEIVABLES
                                  FINANCING CORPORATION,
                                  Transferor

                                  By:     /s/ Leslie R.Scharfstein
                                          -------------------------------------
                                  Name:   Leslie R. Scharfstein
                                  Title:  President



                                  AMERICAN EXPRESS CENTURION
                                  BANK,
                                  Transferor

                                  By:     /s/ Rhonda Halpern
                                          -------------------------------------
                                  Name:   Rhonda Halpern
                                  Title:  Chief Financial Officer and Treasurer

                        EXHIBIT INDEX
                        -------------


Designation       Description                                             Page
-----------       -----------                                             ----

Exhibit 20.1      Payment   Date   Statements   relating  to  interest       5
                  distributions  on the Class A  Certificates,  Series
                  1996-1,  1996-2 and  1998-1,  occurring  on November
                  15, 1999.


Exhibit 20.2      Payment   Date   Statements   relating  to  interest      11
                  distributions  on the Class B  Certificates,  Series
                  1993-1,  1994-2,  1994-3, 1996-1, 1996-2 and 1998-1,
                  occurring on November 15, 1999.


Exhibit 99.1      Monthly  Servicer's  Certificate  dated  November 5,      23
                  1999  for  the   Distribution   Date   occurring  on
                  November 15, 1999 and the  preceding Due Period from
                  September   27,  1999   through   October  26,  1999
                  provided to The Bank of New York, as Trustee under the Agreement for the American Express Master Trust.